CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Nov. 30, 2011	Nov. 30, 2010
CONDENSED CONSOLIDATED BALANCE SHEETS
Accounts receivable, allowance for doubtful accounts (in dollars)	$ 148	$ 310
Common shares, par value (in dollars per share)	$ 0.01	$ 0.01
Common shares, authorized shares	70,000	70,000
Common shares, issued shares	27,568	30,276
Common shares, outstanding shares	27,568	30,276